UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 14, 2024

GRAPHJET TECHNOLOGY

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41070	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit No. L4-E-8, Enterprise 4

Technology Park Malaysia

5700 Bukut Jalil

Kuala Lumpur, Malaysia

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 018 272 7799

Energem Corp.

Level 3, Tower 11, Avenue 5, No. 8

Jalan Kerinchi, Bangsar South

Wilayah Persekutuan

Kuala Lumpur, Malaysia 59200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A ordinary shares, par value $0.001 per share	GTI	The Nasdaq Stock Market LLC
Redeemable warrants each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	GTIWW	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On March 14, 2024, Energem Corp. (“Energem”) completed a series of transactions that resulted in the combination (the “Business Combination”) of Energem pursuant to the previously announced share purchase agreement (the “SPA”), dated August 1, 2022, as amended, with Graphjet Technology Sdn. Bhd., a Malaysian private limited company (“Graphjet”), following the approval at the extraordinary general meeting of the shareholders of Energem held on February 28, 2024 (the “Special Meeting”). On March 14, 2024, pursuant to the SPA, and as described in greater detail in Graphjet Technology’s final prospectus and definitive proxy statement, which was filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 7, 2024 (the “Proxy Statement/Prospectus”), Energem acquired all of the issued and outstanding shares Graphjet Pre-Transaction Shares from the Selling Shareholders and Graphjet became a wholly owned subsidiary of Energem. Pursuant to the SPA, Energem changed its name to Graphjet Technology (“Graphjet Technology”). As consideration for the Business Combination, Graphjet issued to Graphjet Selling Shareholders an aggregate of 138,800,000 Class A ordinary shares (the “Exchange Consideration”), including 250,000 Combined Entity Ordinary Shares issued to the PIPE investor or his designees, as set forth below.

Unless otherwise defined herein, capitalized terms used in this Current Report on Form 8-K have the same meaning as set forth in the Proxy Statement/Prospectus.

Simultaneous with the closing of the Business Combination, Graphjet also completed a private financing, issuing and selling 4,350 Graphjet Pre-Transaction Shares before Closing, which were exchanged for 250,000 Combined Entity Ordinary Shares at Closing in a private placement to a PIPE investor (the “PIPE Offering”), issued 2,760,000 Combined Entity Ordinary Shares to Arc Group Limited, Energem’s financial advisor. In connection with the Special Meeting, Energem shareholders holding 738,563 of Energem’s ordinary shares (after giving effect to redemption reversal requests) exercised their right to redeem their shares for a pro rata portion of the funds in Energem’s trust account (the “Trust Account”). Approximately $8.5 million (approximately $11.52 per Public Share) was removed from the Trust Account to pay such holders.

Item 1.01. Entry into Material Definitive Agreement.

Share Purchase Agreement

As disclosed under the section titled “Proposal No. 2—The Business Combination Proposal” of the Proxy Statement/Prospectus, Energem entered into the SPA, dated August 1, 2022, as amended, with Graphjet.

Accordingly, (a) Energem acquired all of the issued and outstanding shares Graphjet Pre-Transaction Shares from the Selling Shareholders and Graphjet became a wholly owned subsidiary of Energem and (b) Energem changed its name to Graphjet Technology.

Item 2.01 of this Current Report discusses the consummation of the Business Combination and events contemplated by the SPA which were completed on March 14, 2024 (the “Closing”), and is incorporated herein by reference.

Registration Rights Agreement

In connection with the Business Combination, prior to Closing, Energem, Graphjet, the Sponsor, the Sponsor’s founders (with such Sponsor’s founders, together with the Sponsor, the “Sponsor Parties”), and the Selling Shareholders (such parties, together with the Sponsor Parties, the “Investors”) entered into a registration rights agreement (the “Registration Rights Agreement”) to provide for the registration of the Combined Entity Ordinary Shares issued to them in connection with the Business Combination. The Investors are entitled to (i) make two written demands for registration under the Securities Act of all or part of their shares and (ii) “piggy-back” registration rights with respect to registration statements filed following the consummation of the Business Combination. Graphjet will bear the expenses incurred in connection with the filing of any such registration statements.

The foregoing description of the Registration Rights Agreement is subject to and qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is included as Exhibit 10.3 hereto, and the terms of which are incorporated by reference.

PIPE

Energem and Graphjet entered into a purchase agreement (the “PIPE Investment Purchase Agreement”) with the PIPE Investor on December 20, 2023, as amended by the amended and restated PIPE Investment Purchase Agreement of January 24, 2024 (the “Revised PIPE Agreement”), which is attached at Exhibit 10.4, pursuant to which the PIPE Investor and/or investment vehicles directly managed by such investor, has agreed to purchase, and Graphjet has agreed to sell to them, 4,530 Graphjet Pre-Transaction Shares before the Closing of the Business Combination, which Graphjet Pre-Transaction Shares were exchanged for 250,000 Combined Entity Ordinary Shares at the Closing of the Business Combination, for an aggregate purchase price of $2,500,000. In accordance with the Revised PIPE Agreement, Graphjet has agreed to file, within 60 calendar days after the Closing, a registration statement with the SEC registering the resale or transfer of the Combined Entity Ordinary Shares.

The foregoing description of the Pipe Investment Purchase Agreement is subject to and qualified in its entirety by reference to the full text of the form of Pipe Investment Purchase Agreement, a copy of which is included as Exhibit 10.1 hereto, and the terms of which are incorporated by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” and “Share Purchase Agreement” above is incorporated into this Item 2.01 by reference.

Pursuant to the terms of the SPA, the total consideration for the Business Combination and related transactions (the “Exchange Consideration”) was approximately $1,380,000,000. In connection with the Special Meeting, holders of 738,563 Energem Class A ordinary shares sold in its initial public offering exercised their right to redeem those shares for cash prior to the redemption deadline of February 26, 2024 (and did not subsequently reverse the redemption election), at a price of $11.52 per share, for an aggregate payment from Energem’s trust account of approximately $8.5 million. Effective March 15, 2024, Energem’s units ceased trading, and the Combined Entity Ordinary Shares began trading on the Nasdaq Global Market under the symbol “GTI”. The Combined Entity warrants were delisted from Nasdaq and began trading on the OTC market under the symbol “GTIWW” on March 15, 2024.

After taking into account the aggregate payment in respect of the redemption, Energem’s trust account had a balance immediately prior to the Closing of approximately $3.8 million. Such balance in the trust account, together with approximately $2.5 million in proceeds from the PIPE Offering, were used to pay transaction expenses and other liabilities of Energem.

As discussed in the Introductory Note above, in connection with the Business Combination, the Selling Shareholders received 137,750,000 Combined Entity Ordinary Shares, which were transferred to the Selling Shareholders pro rata.

In connection with the Closing, 2,875,000 Energem Class B ordinary shares held by the Sponsor Parties were automatically exchanged for 2,875,000 Combined Entity Ordinary Shares.

In addition, as disclosed above, immediately prior to the Closing of the Business Combination, Graphjet issued and sold 4,530 Graphjet Pre-Transaction Shares, which were automatically exchanged for 250,000 Combined Entity Ordinary Shares at Closing (the “PIPE Shares”) to the PIPE investor for proceeds of $250,000. Energem has agreed to file a registration statement registering the resale of the PIPE Shares within 60 days of the Closing and to have such registration statement effective as soon as practicable, but in any event within 120 days of the filing deadline or within 30 business days after Graphjet is notified that the SEC will not review the filing.

As of the Closing: public shareholders own approximately 0.20% of the outstanding Combined Entity Ordinary Shares; the Sponsor and its affiliates own approximately 2.35% of the outstanding Combined Entity Ordinary Shares; Graphjet’s former shareholders collectively own approximately 95.2% of the outstanding Combined Entity Ordinary Shares; Arc Group Limited owns approximately 1.91% of the outstanding Combined Entity Ordinary Shares; and approximately 0.17% of the outstanding Combined Entity Ordinary Shares are held by the PIPE Investor or its designees.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a shell company, as Energem was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, Graphjet Technology is providing the information below that would be included in a Form 10 if Graphjet were to file a Form 10. Please note that the information provided below relates to Graphjet Technology as the combined company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Forward-Looking Statements

The information in this Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “aim,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: (i) changes in the markets in which Graphjet Technology competes, including with respect to its competitive landscape, technology evolution or regulatory changes; (ii) the risk that Graphjet Technology will need to raise additional capital to execute its business plans, which may not be available on acceptable terms or at all; (iii) the ability of the parties to recognize the benefits of the business combination agreement and the business combination; (iv) the lack of useful financial information for an accurate estimate of future capital expenditures and future revenue; (v) statements regarding Graphjet Technology’s industry and market size; (vi) financial condition and performance of Graphjet Technology, including the anticipated benefits, the implied enterprise value, the expected financial impacts of the business combination, the financial condition, liquidity, results of operations, the products, the expected future performance and market opportunities of Graphjet Technology; (vii) Graphjet Technology’s ability to develop, certify, and manufacture it’s graphene and graphite products; and (ix) those factors discussed in our filings with the SEC. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of the Proxy Statement/Prospectus and other documents to be filed by Graphjet Technology from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward- looking statements, and while Graphjet Technology may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, unless required by applicable law. Graphjet Technology does not give any assurance that Graphjet Technology will achieve its expectations.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof in the case of information about Graphjet Technology or the date of such information in the case of information from persons other than Graphjet Technology, and Graphjet Technology disclaims any intention or obligation to update any forward looking statements as a result of developments occurring after the date of this Current Report on Form 8-K, except as required by law. Forecasts and estimates regarding Graphjet Technology’s industry and end markets are based on sources Graphjet Technology believes to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Business

The business of Graphjet Technology is described in the Proxy Statement/Prospectus in the section titled “Information About Graphjet” and that information is incorporated herein by reference.

Risk Factors

The risks associated with Graphjet Technology are described in the Proxy Statement/Prospectus in the section titled “Risk Factors,” which is incorporated herein by reference.

Financial Information

Reference is made to the disclosure set forth in Item 9.01 of this Current Report on Form 8-K concerning the financial information of Graphjet Technology. Reference is further made to the disclosure contained in the Proxy Statement/Prospectus in the sections titled “Selected Financial Information of Graphjet,” “Graphjet’s Management’s Discussion and Analysis of Financial Condition and Results of Operations of Graphjet,” and “Unaudited Pro Forma Condensed Consolidated Combined Financial Information” which are incorporated herein by reference. In addition, the Unaudited Pro Forma Condensed Combined Financial Information for the period ended September 30, 2023 is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Properties

Graphjet Technology leases office space in Technology Park Malaysia, Kuala Lumpur, which serves as the corporate headquarters and office space. It intends to construct its first manufacturing facility in the Kuantan district of Pahang State. It estimates the cost of constructing the facility and the acquisition of the necessary equipment will be approximately $400 million. The new facility is projected to be located on 20 acres of land to accommodate the equipment and facilities required for Graphjet Technology to produce at a capacity of 10,000 tons of graphite and 60 tons of graphene annually by processing 30,000 tons of palm kernel waste annually at this new manufacturing facility. The land underlying the new facility has been acquire and local permission to commence construction has been secured. Currently, Graphjet believes its first production from this plant will be in the first quarter of fiscal year 2025.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The disclosure contained under the heading “Graphjet’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Proxy Statement/Prospectus is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of Combined Entity Ordinary Shares upon the completion of the Business Combination by:

●	each person known by Graphjet Technology to be the beneficial owner of more than 5% of any class of Combined Entity Ordinary Shares;
●	each of Graphjet Technology’s officers and directors;
●	all executive officers and directors of Graphjet Technology.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

In the table below, percentage ownership is based on 144,654,559 common shares outstanding as of March 14, 2024, including 137,750,000 Combined Entity Ordinary Shares issued as Transaction Consideration, 250,000 Combined Entity Ordinary Shares issued in connection with the PIPE financing, and reflects the valid redemption of 13,487,570 Energem Class A ordinary shares by public shareholders of Energem. The table below excludes the Combined Entity Ordinary Shares underlying the Private Warrants held or to be held by Sponsor because these securities are not exercisable until registered, which may or may not occur within sixty (60) days. This table also assumes that there are no issuances of equity securities in connection with the Closing, including equity awards that may be issued under the Graphjet Technology 2023 Omnibus Equity Incentive Plan following the Business Combination.

Unless otherwise indicated, Graphjet Technology believes that all persons named in the table have sole voting and investment power with respect to all common shares beneficially owned by them. Unless otherwise noted, the business address of each of the following entities or individuals is Unit No. L4-E-8, Enterprise 4, Technology Park Malaysia, 5700 Bukut Jalil, Kuala Lumpur, Malaysia.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	% of Class
Directors and Named Executive Officers
Aiden Lee Ping Wei	8,884,850	6.14%
Aw Jeen Rong	8,609,306	5.9%
Ng Keok Chai	-	-
Ng Ah Lek	-	-
Kok Seong Wong	2,500	*
Swee Guan Hoo	1,471,741	-
Doris Wong Sing Ee	1,474,241	-
Tham Choi Kuen	-	-
Boh Woan Yun	-	-
Lim Sah Jiang	-	-
Liu Yu	35,195,150	25.55%
All executive officers and directors as a group (11 individuals)
Greater than 5% Holders
Lim Hooi Beng	19,973,612	14.5%
Suria Suskes Engineering Sdn Bhd	27,550,000	19.0%

*less than 1%

Directors and Executive Officers

Graphjet Technology’s directors and executive officers after the Closing are described in the Proxy Statement/Prospectus in the section titled “Management Following the Business Combination,” which is incorporated herein by reference.

Executive Compensation

The compensation of the named executive officers of Graphjet before the Business Combination is set forth in the Proxy Statement/Prospectus in the section titled “Director and Officer Compensation,” which is incorporated herein by reference.

The information set forth in this Current Report on Form 8-K under Item 5.02 is incorporated in this Item 2.01 by reference.

At the Special Meeting, Energem’s shareholders approved the Graphjet Technology 2023 Omnibus Equity Incentive Plan. A description of the material terms of the Graphjet Technology 2023 Omnibus Equity Incentive Plan is set forth in the section of the Proxy Statement/Prospectus titled “Proposal No. 5 — The Equity Incentive Plan Proposal,” which is incorporated herein by reference. This summary is qualified in its entirety by reference to the complete text of the Graphjet Technology 2023 Omnibus Equity Incentive Plan, a copy of which is attached as an Exhibit 10.2 to this Current Report on Form 8-K.

Certain Relationships and Related Transactions, and Director Independence

The certain relationships and related party transactions of Energem and Graphjet are described in the Proxy Statement/Prospectus in the section titled “Certain Transactions and Related Person Transactions” and are incorporated herein by reference.

Reference is made to the disclosure regarding director independence in the section of the Proxy Statement/Prospectus titled “Management Following the Business Combination,” which is incorporated herein by reference.

The information set forth under Item 5.02 “Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers—Employment Agreements” of this Current Report on Form 8-K is incorporated into this Item 2.01 by reference.

The information set forth in the section titled “Registration Rights Agreements” in Item 1.01 of this Current Report on Form 8-K are incorporated herein by reference.

Legal Proceedings

To the knowledge of Graphjet Technology’s management, there are no legal proceedings pending against Energem or Graphjet.

Market Price of and Dividends on the Registrant’s Common Equity and Related Shareholder Matters

The Combined Entity Ordinary Shares began trading on the Nasdaq Global Market under the symbol “GTI” and its warrants began trading on the OTC Market under the symbol “GTIW” on March 15, 2024. Energem has not paid any cash dividends on its ordinary shares to date. The payment of cash dividends by Graphjet Technology in the future will be dependent upon Graphjet Technology’s revenues and earnings, if any, capital requirements and general financial condition subsequent to completion of the Business Combination. The payment of any dividends subsequent to the Business Combination will be within the discretion of the board of directors of Graphjet Technology.

Information regarding Graphjet Technology’s ordinary shares and warrants and related shareholder matters are described in the Proxy Statement/Prospectus in the section titled “Description of Graphjet Technology’s Share Capital and Memorandum and Articles of Association” and such information is incorporated herein by reference.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth under Item 3.02 of this Current Report on Form 8-K concerning the issuance of Energem’s and Graphjet’s ordinary shares in connection with the Business Combination and the PIPE financing, which is incorporated herein by reference.

Description of Registrant’s Securities to be Registered

The description of Graphjet’s securities is contained in the Proxy Statement/Prospectus in the sections titled “Description of Graphjet Technology’s Share Capital and Memorandum and Articles of Association.”

Financial Statements and Supplementary Data

Reference is made to the disclosure set forth in Item 9.01 of this Current Report on Form 8-K concerning the financial information of Graphjet. Reference is further made to the disclosure contained in the Proxy Statement/Prospectus in the sections titled “Selected Historical Financial Information of Graphjet,” “Unaudited Pro Forma Condensed Combined Financial Information,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Graphjet,” which are incorporated herein by reference.

Financial Statements and Exhibits

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The PIPE Financing

On March 14, 2024, Graphjet Technology closed its previously announced PIPE financing, issuing 250,000 Combined Entity Ordinary Shares to an investor for proceeds of $2.5 million.

Vendor Shares

At the closing of the Business Combination, Graphjet issued an aggregate of 2,760,000 Combined Entity Ordinary Shares to Arc Group Limited as financial advisor to the business combination. Graphjet agreed to customary registration rights with respect to such shares.

The ordinary shares listed above were issued in reliance upon exemption from the registration requirements under Section 4(a)(2) under the Securities Act of 1933.

Item 3.03. Material Modification to Rights of Security Holders.

The shareholders of Energem approved the Amendment & Restated Memorandum of Association of Graphjet Technology (the “M&A”) at the Special Meeting. In connection with the Closing, Energem adopted the M&A effective as of the Closing Date. Reference is made to the disclosure described in the Proxy Statement/Prospectus in the section titled “Proposal No. 3 — The M&A Proposal,” which is incorporated herein by reference.

The full text of the M&A, which are included as Exhibit 3.1 to this Current Report on Form 8-K, are incorporated herein by reference.

Item 5.01. Changes in Control of Registrant.

Reference is made to the disclosure in the Proxy Statement/Prospectus in the section titled “Proposal No. 2 — The Business Combination Proposal,” which is incorporated herein by reference. Further reference is made to the information contained in Item 2.01 to this Current Report on Form 8-K, which is incorporated herein by reference.

As of the Closing: public shareholders own approximately 0.20% of the outstanding Combined Entity Ordinary Shares; the Sponsor and its affiliates own approximately 2.35% of the outstanding Combined Entity Ordinary Shares; Graphjet’s former shareholders collectively own approximately 95.2% of the outstanding Combined Entity Ordinary Shares; Arc Group Limited owns approximately 1.91% of the outstanding Combined Entity Ordinary Shares; and approximately 0.17% of the outstanding Combined Entity Ordinary Shares are held by the PIPE investor or its designees.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors and Appointment of Officers

The following persons are serving as executive officers and directors following the Closing. For information concerning the executive officers and directors, see the disclosure in the Proxy Statement/Prospectus in the sections titled “Executive Officers and Directors following the Transaction,” “Management following the Business Combination” and “Certain Relationships and Related Person Transactions,” which are incorporated herein by reference.

Name	Age	Position
Lee Ping Wei	33	Chief Executive Officer and Executive Director
Aw Jeen Rong	52	Executive Director
Hoo Swee Guan	40	Executive Director
Ng Keok Chai	63	Independent Director
Ng Ah Lek	63	Independent Director
Wong Kok Seong	53	Independent Director
Doris Wong Sing Ee	41	Independent Director
Tham Choi Kuen	55	Chief Financial Officer
Boh Woan Yun	33	Senior Finance Manager
Lim Seh Jiang	34	General Manager
Liu Yu	44	Head of Research and Chief Scientific Officer

Each director will hold office until his or her term expires at the next annual meeting of shareholders for such director’s class or until his or her death, resignation, removal or the earlier termination of his or her term of office.

Effective upon Closing, each of Swee Guan Hoo and Cu Seng Kiu resigned as officers of Energem. Effective upon Closing, each of Swee Guan Hoo, Kok Seong Wong, Doris Wong Sing Ee, and Cu Seng Kiu, and Kwang Fock Chong resigned as directors of Energem.

Equity Incentive Plan

At the Special Meeting, Energem shareholders considered and approved the Equity Incentive Plan and reserved an amount of common shares equal to 10% of the fully diluted issued and outstanding Combined Entity Ordinary Shares following the Business Combination for issuance thereunder. The Equity Incentive Plan was approved by the Energem board of directors on February 28, 2024. The Equity Incentive Plan became effective immediately upon the Closing of the Business Combination.

A more complete summary of the terms of the Equity Incentive Plan is set forth in the Proxy Statement/Prospectus in the section titled “Proposal No. 5 — The Equity Incentive Plan Proposal.” That summary and the foregoing description are qualified in their entirety by reference to the text of the Equity Incentive Plan, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Employment Agreements

As a result of the Business Combination, Graphjet entered into employment agreements with the following of Graphjet’s executive officers: Aiden Lee Ping Wei (Chief Executive Officer), Aw Jeen Rong (Executive Director), Tham Choi Kuen (Chief Financial Officer), Boh Woan Yun (Senior Finance Manager), Lim Seh Jiang (General Manager), Liu Yu (Head of Research and Chief Scientific Officer), and Hoo Swee Guan (Executive Director), (each an “Employment Agreement, and collectively, the “Employment Agreements”).

Each of the Employment agreements provides that the employment is at will and will continue until either Mr. Jiang or Graphjet Technology notifies the other party at least 60 days written notice of intent to terminate employment. If the employment is terminated by Graphjet Technology without “cause”, the executive is entitled to receive (i) continued base salary payments for 6 months following termination; (ii) accrued but unpaid base salary through the termination date; (iii) reimbursement for any unreimbursed pre-approved reasonable business expenses incurred through the termination date; (iv) accrued but unused annual leave days; and (v) all other payments, benefits, or fringe benefits to which the executive shall be entitled as of the termination date under the terms of any applicable compensation arrangement or benefit, equity, or fringe benefit plan or program or grant.

“Cause” is defined in the executive employment agreement as (i) a breach by the executive of his or her fiduciary duties to Graphjet Technology; (ii) the executive’s breach of the executive employment agreement, which, if curable, remains uncured or continues after ten days’ notice by Graphjet Technology thereof; (iii) the commission of (A) any crime constituting a felony in the jurisdiction in which committed, (B) any crime involving moral turpitude (whether or not a felony), or (C) any other criminal act involving embezzlement, misappropriation of money, fraud, theft, or bribery (whether or not a felony); (iv) illegal or controlled substance abuse or insobriety by the executive; (v) the executive’s material negligence or dereliction in the performance of, or failure to perform the executive’s duties of employment with Graphjet Technology, which remains uncured or continues after ten days’ notice by Graphjet Technology thereof; (vi) the executive’s refusal or failure to carry out a lawful directive of Graphjet Technology or any member of the Board or any of their respective designees, which directive is consistent with the scope and nature of the executive’s responsibilities; or (vii) any conduct, action or behavior by the executive that is, or is reasonably expected to be, materially damaging to Graphjet Technology, whether to the business interests, finance or reputation. In addition, Further, the executive’s employment shall be deemed to have terminated for Cause if, on the date the executive’s employment terminates, facts and circumstances exist that would have justified a termination for Cause, even if such facts and circumstances are discovered after such termination.

The Employment Agreements provide for a base salary of USD $250,000 for Aiden Lee Ping Wei; USD $125,000 for Aw Jeen Rong; USD $31,250 for Tham Choi Kuen; USD $12,500 for Boh Woan Yun; USD $31,250 for Lim Seh Jiang; USD $93,750 for Liu Yu; and USD $62,500 for Hoo Swee Guan (each a “Base Salary”). Possible annual performance bonuses and equity grants under the Equity Incentive Plan are to be determined by Graphjet’s remuneration committee.

This summary is qualified in its entirety by reference to the text of the Employment Agreements, which are included as Exhibits 10.8, 10.9, 10.10, 10.11, 10.12, 10.13 and 10.14 to this Current Report on Form 8-K and are incorporated herein by reference.

Indemnity Agreements

In connection with the Closing, each of the individuals designated to be members of the board of directors of Graphjet Technology (the “Board”) and executive officers entered into an Indemnity Agreement with Graphjet Technology (collectively, the “Indemnity Agreements,” and each, a “Indemnity Agreement”) providing for procedures for indemnification and advancements by Graphjet Technology of certain expenses and costs relating to claims, suits or proceedings arising from his or her service to the Graphjet Technology or, at the Graphjet Technology’s request, service to other entities, as officers or directors to the maximum extent permitted by Cayman law.

The Companies Act does not limit the extent to which a company’s memorandum and articles of association may provide for indemnification of officers and directors. However, such provision may be held by the Cayman Islands courts to be unenforceable, to the extent it seeks to indemnify or exculpate a fiduciary in respect of their actual fraud or willful default, or for the consequences of committing a crime.

The foregoing description of the Indemnity Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of Indemnity Agreement, a copy of which is attached as Exhibit 10.11 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 5.06. Change in Shell Company Status.

As a result of the Business Combination, Energem ceased being a shell company. Reference is made to the disclosure in the Proxy Statement/Prospectus in the section titled “Proposal No. 2 — The Business Combination Proposal,” which is incorporated herein by reference. The information contained in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.06.

Item 9.01. Financial Statement and Exhibits.

(a) Financial statements of businesses acquired.

Information responsive to Item 9.01(a) of Form 8-K is set forth in the financial statements included in the Proxy Statement/Prospectus beginning on page F-1, which are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma financial statements are filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

(c) Exhibits

Exhibit No.	Description
2.1†	Share Purchase Agreement, dated August 1, 2022, by and among Energem Corp., Mr. Swee Guan Hoo, in his capacity as Purchaser Representative, Graphjet Technology Sdn., and the Selling Shareholders (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K, filed by Energem on August 2, 2022).
3.1	Amended and Restated Memorandum of Association and Articles of Association of Energem Corp. (incorporated by reference to Exhibit 3.2 to the Registration Statement on Form S-1, filed by Energem Corp. on November 9, 2021).
4.1	Warrant Agreement dated November 18, 2021, by and among Energem Corp., Energem LLC and parties thereto (incorporated by reference to Exhibit 4.4 to the Current Report on Form 8-K, filed by Energem Corp. on November 19, 2021).
4.2	Specimen Class A Ordinary Shares Certificate (incorporated by reference to Exhibit 4.2 to the Registration Statement on Form S-1/A-2, filed by Energem Corp. on November 9, 2021).
4.3	Specimen Warrant Certificate (incorporated by reference to Exhibit 4.3 to the Registration Statement on Form S-1/A-2, filed by Energem Corp. on November 9, 2021).
10.1+	Graphjet Technology Equity Incentive Plan (incorporated by reference to Annex C to the Registration Statement on Form S-4, filed by Energem on January 23, 2023).
10.2	Registration Rights Agreement dated November 18, 2021, between Energem Corp. and Energem LLC (incorporated by reference to Exhibit B to the Share Purchase Agreement attached at Annex A).
10.3	Amended and Restated Share Purchase Agreement dated January 24, 2024, by and among the PIPE Investor, Energem Corp. and Graphjet Technology Sdn. Bhd. (incorporated by reference to Exhibit 10.32 to the Registration Statement on Form S-4/A13, filed by Energem Corp. on January 29, 2024).
10.4	Placement Unit Purchase Agreement dated November 18, 2021, by and among Energem Corp. and Energem LLC (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K, filed by Energem Corp. on November 19, 2021).
10.5	Letter Agreement, dated November 18, 2021, among Energem, Energem LLC and each of the executive officers and directors of Energem (incorporated by reference to Exhibit 10.7 to the Current Report on Form 8-K, filed by Energem on November 19, 2021).
10.6	Securities Subscription Agreement, dated August 16, 2021, between Energem Corp. and Energem LLC (incorporated by reference to Exhibit 10.6 to the Registration Statement to the Current Report on Form 8-K, filed by Acquisition Corp. on November 19, 2021).
10.7	Form of Indemnity Agreement (incorporated by reference to Exhibit 10.4 to the Registration Statement on Form S-1/A-2 filed by Energem Corp. on November 9, 2021).
10.8*+	Employment Agreement, dated March 14, 2024, by and between Graphjet Technology and Aiden Lee Ping Wei.
10.9*+	Employment Agreement, dated March 14, 204, by and between Graphjet Technology and Aw Jeen Rong.
10.10*+	Employment Agreement, dated March 14, 2024, by and between Graphjet Technology and Tham Choi Kuen.
10.11*+	Employment Agreement, dated March 14, 2024, by and between Graphjet Technology and Boh Woan Yun.
10.12*+	Employment Agreement, dated March 14, 2024, by and between Graphjet Technology and Lim Seh Jiang.
10.13*+	Employment Agreement, dated March 14, 2024, by and between Graphjet Technology and Liu Yu.
10.14*+	Employment Agreement, dated March 14, 2024, by and between Graphjet Technology and Hoo Swee Guan.
21.1*	List of Subsidiaries of Graphjet Technology.
99.1*	Unaudited Pro Forma Condensed Consolidated Combined Financial Statements.
104*	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith
+	Indicates a management or compensatory plan.
†	Schedules to this exhibit have been omitted pursuant to Item 601(b)(2) of Registration S-K. The Registrant hereby agrees to furnish a copy of any omitted schedules to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAPHJET TECHNOLOGY

Date: March 20, 2024	By:	/s/ Aiden Lee Ping Wei
	Name:	Aiden Lee Ping Wei
	Title:	Chief Executive Officer